UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON D.C.  20549
                         SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934
                            (Amendment No.  )

Filed by the Registrant     [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ [ Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         UNISOURCE ENERGY CORPORATION
-------------------------------------------------------------------------------
               (Name of the Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1)  Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

   2)  Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

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   4)  Proposed maximum aggregate value of transaction:

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   5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and idenfity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount previously paid:
                                -----------------------------------------------
     2)  Form, Schedule or Registration Statement No.
                                                     --------------------------
     3)  Filing party:
                      ---------------------------------------------------------
     4)  Date filed:
                    -----------------------------------------------------------

                    UNISOURCE ENERGY CORPORATION

                      One South Church Avenue
                       Tucson, Arizona 85701

                          March 30, 2001


James S. Pignatelli                                 (520) 571-4000
Chairman of the Board


Dear Shareholders:

      You are cordially invited to attend the UniSource Energy Corporation 2001 Annual Shareholders Meeting to be held on Friday, May 11, 2001, at the Presidio Plaza Hotel, soon to be a Radisson Hotel, 181 West Broadway, Tucson, Arizona. The meeting will begin promptly at 10:00 a.m., so please plan to arrive earlier. No admission tickets will be required for attendance at the meeting.

     Directors and officers will be available before and after the meeting to speak with you. During the meeting, we will answer your questions regarding our business affairs and we will consider the matters explained in the enclosed Notice and Proxy Statement.

      We have enclosed a proxy card that lists all matters that require your vote. Please vote, sign and return the proxy card as soon as possible, whether or not you plan to attend the meeting. You may also vote by telephone or the Internet, as explained on the proxy card. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy at that time. Your interest and continued support of UniSource Energy Corporation are much appreciated.

                                   Sincerely,

                                   UNISOURCE ENERGY CORPORATION

                                   /s/ James S. Pignatelli

                                   James S. Pignatelli
                                   Chairman of the Board,
                                   President and
                                   Chief Executive Officer

               NOTICE OF ANNUAL SHAREHOLDERS MEETING



TO THE HOLDERS OF COMMON STOCK OF
UNISOURCE ENERGY CORPORATION

     We will hold the Annual Shareholders Meeting ("Meeting") of UniSource Energy Corporation ("UniSource Energy") at the Presidio Plaza Hotel, soon to be a Radisson Hotel, 181 West Broadway, Tucson, Arizona, on Friday, May 11, 2001, at 10:00 a.m., Mountain Standard Time. The Meeting's purpose is to:

     1. elect 11 directors for the Board for the ensuing year; and
     2. consider any other matters which properly come before the Meeting.

     Only shareholders of record of common stock at the close of business on March 14, 2001 are entitled to vote at the Meeting.

     We have enclosed our 2000 Annual Report, including financial statements, and the Proxy Statement with this notice. Proxy soliciting material is first being sent or given to shareholders on March 30, 2001. Your proxy is being solicited by the UniSource Energy Board of Directors.

     Please vote, sign, date and mail the enclosed proxy as soon as possible in the enclosed return envelope. You may also vote by telephone or the Internet, as explained on the enclosed proxy card.

                                   /s/ Vincent Nitido, Jr.

                                   Vincent Nitido, Jr.
                                   Corporate Secretary


Dated: March 30, 2001


                      YOUR VOTE IS IMPORTANT

EACH SHAREHOLDER IS URGED TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY BY MAIL, OR TO VOTE BY TELEPHONE OR THE INTERNET, AS EXPLAINED ON THE PROXY CARD. IF THE MAIL OPTION IS SELECTED, USE THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. RETURNING A SIGNED PROXY WILL NOT PROHIBIT YOU FROM ATTENDING THE MEETING AND VOTING IN PERSON IF YOU SO DESIRE.

                    UNISOURCE ENERGY CORPORATION

                       One South Church Avenue
                        Tucson, Arizona 85701

                     ANNUAL SHAREHOLDERS MEETING
                           PROXY STATEMENT

Annual Meeting    May 11, 2001         Presidio Plaza Hotel
                  10:00 a.m., MST      (soon to be a Radisson Hotel)
                                       181 West Broadway
                                       Tucson, Arizona  85701

RECORD DATE       March 14, 2001.   If you  were  a  shareholder  of
                  record at the close of business on March 14, 2001, you may vote at the Annual Shareholders
                  Meeting ("Meeting"). Each share is entitled to one vote. In the election of directors, you may cumulate votes. At the close of business on the record date, we had 33,266,505 shares of our common stock outstanding.

AGENDA            1. Proposal One: Elect 11  directors for the Board
                     for the ensuing year.

                  2. Consider any  other matters which properly come
                     before the Meeting and any adjournments.

INDEPENDENT       Representatives   of  PricewaterhouseCoopers,  LLP
AUDITORS          are  expected  to be present  at the Meeting  with
                  the opportunity to make a statement and respond to appropriate questions.

PROXIES           A  form of  proxy for execution by shareholders is
We will follow    enclosed.  Unless you tell  us on the  proxy  card
your voting       to   vote   differently,  we  will   vote   signed
instructions.     returned proxies  "for" the Board's nominees.  The
If none, we       Board  or proxy holders  will use their discretion
will vote         on  other  matters.  If a nominee cannot  or  will
signed proxies    not  serve  as  a  director,  the   Board  or  the
"for" the         persons  designated as  proxies will  vote  for  a
nominees.         person  whom  they  believe   will  carry  on  our
                  present policies.

PROXIES           The Board of Directors ("Board").
SOLICITED BY

FIRST MAILING     We  anticipate  first mailing this Proxy Statement
DATE              on March 30, 2001.

REVOKING YOUR     You  may revoke  your proxy before it is voted  at
PROXY             the  Meeting.  To  revoke, follow  the  procedures
                  listed on page 3 under "Voting Procedures/Revoking
                  Your Proxy."

COMMENTS          Your  comments  about any aspects of our  business
We welcome        are  welcome.  You may use the space  provided  on
your comments. the proxy card for this purpose, if desired. The proxy card Although we may not respond on an individual
has room for      basis,  your  comments  help us  to  measure  your
them.             satisfaction,  and  we   may  benefit  from   your
                  suggestions.

                  PLEASE VOTE - YOUR VOTE IS IMPORTANT
   Prompt return of your proxy will help reduce the costs of re-
                           solicitation.

                             CONTENTS

Voting Procedures/Revoking Your Proxy.................................2
UniSource Energy Share Ownership......................................3
Proposal One: Election of Directors*..................................7
Board Information.....................................................9
Board Compensation...................................................10
Executive Compensation and Other Information**.......................10
Officer Change in Control Agreements ................................14
Transactions with Management and Others..............................15
Compensation Committee Interlocks and Insider Participation..........15
Compensation Committee Report on Executive Compensation..............16
Audit Committee Report...............................................19
Performance Graph**..................................................20
Submission of Shareholder Proposals..................................20
Other Business.......................................................21
---------------
*  We expect to vote on this item at the Meeting.
** The Compensation Committee report and the performance graph will not be incorporated by reference into any present or future filings we make with the Securities and Exchange Commission ("SEC"), even if those reports incorporate all or any part of this Proxy Statement.


                VOTING PROCEDURES/REVOKING YOUR PROXY

You can vote    You  can  vote your  shares by telephone, the  Internet,
by telephone,   mail  or  in  person  at the Meeting.  Your  proxy  card
the Internet,   contains  instructions for voting  by telephone  or  the
mail or in Internet, which are the least expensive and fastest person. We methods of voting. To vote by mail, complete and sign
encourage       your  proxy  card,  or your broker's voting  instruction
you to vote     card  if  your  shares  are held  by  your  broker,  and
by telephone    return it in the enclosed return envelope.
or the
Internet to     Under  Arizona  law, a  majority of the shares  entitled
help us         to  vote  on  any  single  matter which may  be  brought
save money.     before  the Meeting will  constitute a quorum.  Business
                may be conducted once a quorum is represented at the Meeting. Except as otherwise specified by law or in our Articles of Incorporation or Bylaws, if a quorum exists, action on a matter other than the election of directors will be deemed approved if the votes cast in favor of the matter exceed votes cast against it.

                Directors are elected by a plurality of the votes cast by the shares entitled to vote if a quorum is present. A plurality means receiving the largest number of votes, regardless of whether that is a majority. Withheld votes will be counted as being represented at the Meeting for quorum purposes but will not have an effect on the vote.

You may         In  the election of  directors, each of our common stock
cumulate        shareholders  has  the right to cumulate  his  votes  by
your votes      casting  as  many votes  in the aggregate equal  to  the
for             number of his shares of  common stock multiplied by  the
directors.      number  of directors to be elected.  He may cast all  of
                such votes for one nominee or distribute such votes among two or more nominees.

You can         Any  shareholder giving  a proxy has a right  to  revoke
revoke your that proxy by giving notice to UniSource Energy in proxy after writing directed to the Corporate Secretary, UniSource
sending         Energy  Corporation,  One South   Church  Avenue,  Suite
it in by        1820,  Tucson,  Arizona  85701,  or  in  person  at  the
following       Meeting  at  any  time before  the proxy  is  exercised.
these           Those who  fail to return a proxy or fail to attend  the
procedures.     Meeting will not  count towards determining any required
                plurality, majority or quorum.

                The shares represented by an executed proxy will be voted for the election of directors or withheld in accordance with the specifications in the proxy. If no specification is made in the proxy, the proxy will be voted in favor of the nominees as set forth herein.

PROXY           We  will  bear  the  entire cost of the solicitation  of
SOLICITATION    proxies. Solicitations will  be made primarily by  mail.
                Additional  solicitation  of  brokers,  banks,  nominees
                and  institutional  investors may be made pursuant to  a
                special engagement of Corporate Investor Communications,
                Inc.,   at  a   cost  of   approximately   $4,000   plus
                reasonable   out-of-pocket  expenses.  Solicitations may
                also  be  made  by  telephone,  facsimile   or  personal
                interview,   if   necessary,    to   obtain   reasonable
                representation  of  shareholders  at  the  Meeting.  Our
                employees    may   solicit  proxies  for  no  additional
                compensation.   We   will  request   brokers  or   other
                persons holding stock  in their names, or in  the  names
                of their  nominees, to forward  proxy materials  to  the
                beneficial owners of such  stock or  requestl  authority
                for  the execution of the  proxies.  We  will  reimburse
                brokers  and  other  persons  for   reasonable  expenses
                they incur in sending these proxy materials to you if you are a beneficial holder of our shares.


                   UNISOURCE ENERGY SHARE OWNERSHIP

SECURITY        The   following  table  sets   forth  the   number   and
OWNERSHIP       percentage  of  shares  beneficially  owned  as  of  the
OF MANAGEMENT   Record  Date and the nature  of such ownership  by  each
                of   our   directors,  nominees,  the   Chief  Executive
                Officer,   the  four   other  most  highly   compensated
                executive officers during 2000, and all directors and officers as a group. Ownership includes direct and indirect (beneficial) ownership, as defined by the SEC rules.

                                                                           Allocable Amount of
                                       Amount and                         Shares Under Deferred
               Name and                 Nature of                          Compensation Stock
 Title         Title of                Beneficial         Percent         Plan and Restricted
of Class   Beneficial Owner           Ownership (1)       of Class       Stock Unit Account (2)
--------   ----------------           -------------       --------       ----------------------
Common     James  S.  Pignatelli      139,416 (3)(4)         *                   116,277
           Chairman, President
           and Chief Executive
           Officer

Common     Ira R. Adler                72,673 (5)(6)         *                    27,323
           Director

Common     Lawrence  J. Aldrich         1,500                *                       -
           Director

Common     Larry W. Bickle              5,201 (7)            *                       -
           Director

Common     Elizabeth T. Bilby           7,101 (8)            *                     2,594
           Director

Common     Harold W. Burlingame         5,701 (7)            *                       -
           Director

Common     Jose L. Canchola             9,001 (8)            *                       412
           Director

Common     John L. Carter              14,758 (9)            *                     3,771
           Director

Common     Daniel W. L. Fessler         4,068 (7)            *                       -
           Director

Common     John A. Jeter               11,410 (8)            *                     2,106
           Director

Common     Martha R. Seger              8,589 (8)            *                     2,157
           Director

Common     H. Wilson Sundt              8,801 (8)(10)        *                     1,863
           Director

Common     Dennis R. Nelson            52,843 (11)(12)       *                    25,237
           Senior Vice President
           and Chief Operating
           Officer, Energy
           Resources (TEP)

Common     Steven J. Glaser            36,570 (13)(14)       *                    27,733
           Senior Vice President
           and Chief Operating
           Officer, Transmission
           and Distribution (TEP)

Common     Michael J. DeConcini        14,101 (15)(16)       *                    23,079
           Senior Vice President,
           Strategic Planning and
           Investments

Common    All directors and           552,135 (17)          1.7%                 321,839
          executive officers as
          a group

---------------

*   Represents less than  1% of the outstanding common stock of  UniSource
    Energy.

 (1)  Amounts include the following:
      - Any shares held in the name of the spouse, minor children or other relatives sharing the home of the director, nominee or officer. Except as otherwise indicated below, the directors, nominees and officers have sole voting and investment power over the shares shown. Voting power includes the power to direct the voting of the shares held, and investment power includes the power to direct the disposition of the shares held.
      - Shares subject to options exercisable within 60 days, based on information from directors and officers.
      - Equivalent  share  amounts  allocated  to the  individuals' 401(k)
        Plan  (formerly the Triple Investment Plan  (401(k))  which, since
        June 1, 1998, has included a UniSource Energy Stock Fund election option.
 (2)  Amounts include the following:
      - Shares held in trust under the Deferred Compensation Plan. With the cash compensation deferred, the trust invests in UniSource
        Energy  common  stock quarterly.  Distributions under the Deferred
        Compensation Plan are made in common stock. Until the common stock is distributed, directors and officers are not the beneficial owners of such shares. The number of shares set forth includes shares purchased through the last quarterly purchase on January 14, 2001.
      - The  allocable  amount  of deferred  shares  in  the participant's
        Restricted Stock Unit Account (see Summary Compensation Table).
 (3) Includes 127,992 shares subject to options exercisable within 60 days.
 (4)  Includes  9,605  shares purchased under  the  401(k)  Plan
      UniSource Energy Stock Fund.
 (5) Includes 61,867 shares subject to options exercisable within 60 days.
 (6)  Includes  5,647  shares purchased under  the  401(k)  Plan
      UniSource Energy Stock Fund.
 (7) Includes 3,201 shares subject to options exercisable within 60 days.
 (8) Includes 6,801 shares subject to options exercisable within 60 days.
 (9) Includes 5,601 shares subject to options exercisable within 60 days.
(10)  Includes 1,000 shares held by a corporation with which Mr.
      Sundt is associated.
(11) Includes 44,273 shares subject to options exercisable within 60 days.
(12)  Includes  7,762  shares purchased under  the  401(k)  Plan
      UniSource Energy Stock Fund.
(13) Includes 33,387 shares subject to options exercisable within 60 days.
(14)  Includes  1,750  shares purchased under  the  401(k)  Plan
      UniSource Energy Stock Fund.
(15) Includes 9,947 shares subject to options exercisable within 60 days.
(16)  Includes  4,154  shares purchased under  the  401(k)  Plan
      UniSource Energy Stock Fund.
(17) Includes 461,344 shares subject to options exercisable within 60 days and 46,296 shares purchased under the 401(k)
      Plan UniSource Energy Stock Fund.


SECURITY        The  following  companies are the beneficial owners  of
OWNERSHIP OF    more  than 5% of the outstanding  shares of our  common
CERTAIN         stock:
BENEFICIAL
OWNERS

                                                       Amount and
                    Name and Address                    Nature of            Percent
Title  of Class    of Beneficial Owner            Beneficial Ownership      of Class
---------------    -------------------            --------------------      --------

Common             The Prudential Insurance           2,134,340 (1)(2)        6.58%
                   Company of America
                   751 Broad Street
                   Newark, NJ  07102-3777

Common             T. Rowe Price Associates, Inc.     2,133,700 (3)           6.50%
                   100 E. Pratt Street
                   Baltimore, MD  21202
---------------
(1)  In a  statement  dated  January 29, 2001  filed  with  the SEC  on
     Schedule  13G/A  under  the  Securities  Exchange  Act of 1934, as amended  ("Exchange  Act"), The Prudential  Insurance  Company  of
     America ("Prudential") indicated it  presently holds 5,100  shares of  our  outstanding  common stock for the benefit of its  general account.  In  addition,  Prudential may have  direct  or  indirect voting and/or investment discretion over  2,129,240 shares of  our outstanding common stock, which are  held for its own  benefit  or
     for  the  benefit  of   its  clients  by  its  separate  accounts,
     externally  managed  accounts, registered  investment   companies,
     subsidiaries and/or other affiliates.
(2)  In  a statement  dated  February 14, 2001  filed with the  SEC  on
     Schedule  13G  under the  Exchange Act,  Jennison  Associates  LLC
     ("Jennison")  indicated   that  it  has  sole  voting  and  shared
     dispositive  power over  2,002,540 shares, representing  6.18%  of our  outstanding common stock,  which are directly held in managed
     accounts   to  which  Jennison   serves  as  investment   advisor.
     Prudential owns 100%  equity interests of Jennison. As  a  result,
     Prudential  may  be deemed  to have the power to  exercise  or  to direct the exercise of such  voting and/or dispositive power  that
     Jennison may have with respect to our common stock.  Jennison  has not  filed  its  Schedule 13G  jointly with Prudential,  as  such, shares  of  our common  stock reported on Jennison's Schedule  13G may  be included in the shares  reported on Schedule 13G filed  by
     Prudential.
(3)  In  a  statement dated  February 13, 2001  filed with the  SEC  on
     Schedule 13G  under  the Exchange  Act, T. Rowe Price  Associates,
     Inc. ("Price Associates")  indicated   it  has  sole  voting power
     over  1,018,400  shares and sole dispositive  power over 2,133,700 shares of  our outstanding  common  stock.  These  securities  are owned  by  various  individual  and  institutional  investors  for which  Price  Associates  serves as investment advisor with  power to direct investments  and/or sole  power  to vote the  securities
     For purposes  of the  reporting requirements  of the Exchange act,
     Price  Associates  is deemed  to  be  beneficial  owner  of  such securities; however, Price Associates  expressly disclaims that it is, in fact, the beneficial owner of such securities.


SECTION 16(a)   Section  Section  16(a)  of the  Exchange  Act  and  SEC
BENEFICIAL      regulations  require  directors,  certain  officers  and
OWNERSHIP       persons who  own greater  than  10% of our stock to file
REPORTING       reports of  ownership  and changes in  ownership of such
COMPLIANCE      stock  with  the  SEC  and the New York Stock  Exchange.
                These  directors,  officers   and   greater  than    10%
                beneficial owners are required by law to furnish us with copies of all forms they file under Section 16(a).

                Based solely on a review of the copies of such forms furnished to us and on written representations of our directors and officers, we believe that all Section 16(a) filing requirements applicable to our directors and officers were complied with during 2000.

                  PROPOSAL 1: ELECTION OF DIRECTORS

GENERAL         At  the  Meeting,  the shareholders  will  elect  eleven
We will         directors  to  serve on our Board for the  ensuing  year
elect 11        and  until  their successors are elected and  qualified.
directors       The  shares represented by executed proxies in the  form
this year.      enclosed, unless withheld, will be voted for the  eleven
                nominees listed below, or, in the discretion of the persons acting as proxies, will be voted cumulatively for one or more of such nominees. All of the current nominees are present members of the Board. All of the nominees have consented to serve if elected. If any nominee becomes unavailable for any reason or a vacancy should occur before the election, it is the intention of the persons designated as proxies to vote, in their discretion, for other nominees.

BOARD NOMINEES
James S.        Chairman of the Board of Directors,  President and Chief
Pignatelli      Executive Officer of  UniSource Energy since July  1998;
                Senior  Vice President and  Chief Operating  Officer  of
                UniSource  Energy  from  December  1997  to  July  1998;
                Chairman of the  Board of Directors, President and Chief
                Executive  Officer  of  Tucson  Electric  Power  Company
                ("TEP"), a wholly owned  subsidiary of UniSource Energy,
                since  July  1998; Executive  Vice President  and  Chief
                Operating Officer  of TEP from March 1998 to July  1998;
                Senior  Vice President and  Chief Operating  Officer  of
                TEP  from   1996  to  1998;  Senior  Vice  President  of
                Business  Development of TEP from 1994 to 1996; Chairman
                of   the  Board  of  Directors,  President   and   Chief
                Executive  Officer of  Millennium Energy Holdings,  Inc.
                ("Millennium"), a wholly  owned subsidiary of  UniSource
                Energy,  since   1997;  President  and  Chief  Executive
                Officer of Mission  Energy Company, a subsidiary of  SCE
                Corp.   from   1988   to  1993;   Director   of   INNCOM
                International, Inc. Age 57.

Ira R. Adler    Director of UniSource  Energy since July 1998; President
                and  CEO  of  Global Energy Solutions, Inc.  and  Global
                Solar  Energy, Inc.  since October 2000; Executive  Vice
                President,  Chief  Financial Officer  and  Treasurer  of
                UniSource  Energy  from  July 1998  to  September  2000;
                Executive  Vice  President  of TEP from  March  1998  to
                September  2000; Chief Financial  Officer  of  TEP  from
                July  1990 to September  2000; Senior Vice President  of
                TEP  from  1990  to 1998;  Director of Millennium  since
                1998;  Vice  President  and Chief Financial  Officer  of
                Millennium from April 1998 to November 1998. Age 50.

Lawrence J.     Principal,  Aldrich Capital Company,  a venture  capital
Aldrich         company,  since  February  2000;  President  and   Chief
(1)(4)          Executive  Officer  of  Tucson Newspapers  from  January
                1992 to February 2000; Director of TEP and Millennium since 2000. Board member since 2000. Age 48.

Larry W.        Managing  Director  of  Haddington  Ventures,  LLC,   an
Bickle          investment  company,  since  1997;  Chairman  and  Chief
(2)(3)(4)       Executive  Officer of TPC  Corporation  (formerly  Tejas
                Power Corporation)  from 1982 to May 1997; Director, St.
                Mary Land & Exploration Company;  Director, Western  Hub
                Properties; Director of Millennium since 1998. Board member since 1998. Age 55.

Elizabeth T.    President and Treasurer  of Gourmet Products,  Inc.,  an
Bilby           agricultural  product  marketing  company;  Director  of
(1)(2)(3)(4)    Marketing  of Green Valley Pecans  since 1982.  Director
                of  TEP since 1995;  Director of Millennium since  1998.
                Board member since 1995. Age 61.

Harold W.       Executive  Vice   President,  Communications   &   Human
Burlingame      Resources  of AT&T  Wireless Services since April  2000;
(1)(2)(3)       Executive  Vice  President,  Merger  &   Joint   Venture
                Integration  of  AT&T  from March 1999  to  March  2000;
                Executive Vice President of Human Resources of AT&T from 1987 to March 1999; Member of the AT&T Foundation;
                Director  of  TEP since 1998.  Board member since  1998.
                Age 60.

Jose L.         Chairman   of   Canchola   Group,  holder   of   several
Canchola        restaurant  franchises in  Tucson and Nogales,  Arizona,
(3)(4)          since  1976; Member of McDonald's  Corporation Operators
                Advisory  Board  from 1981 to 1993;  National  Franchise
                Director,  U.S.  Department   of  Commerce,  Office   of
                Minority   Business  Enterprise   from  1974  to   1976;
                Director  of Millennium since 1998.  Board member  since
                1992. Age 69.

John L.         Executive Vice President and  Chief Financial Officer of
Carter          Burr-Brown Corporation from 1993 to 1996;  President and
(2)(4)          Chief  Executive  Officer of Qualtronics  Manufacturing,
                Inc.  from  1987 to 1996;  Director of TEP  since  1996;
                Director  of Millennium since 1998.  Board member  since
                1996. Age 66.

Daniel W.L.     Partner  in  the  law  firm of LeBoeuf, Lamb,  Greene  &
Fessler         MacRae   L.L.P.  since  1997;   Member  of  the  Harvard
(1)(4)          Electricity  Policy  Group  since 1993;  Member  of  the
                American  Law Institute since 1985;  Professor  of  Law,
                University  of  California,  Davis from  1970  to  1995;
                President of the California Public Utilities Commission from 1991 to 1996; Commissioner of the California
                Transportation Commission from 1991 to 1995; Director of TEP since 1998. Board member since 1998. Age 59.

Martha R.       Consultant, Martha R. Seger  and Associates Economic and
Seger           Financial Consulting;  John M. Olin Distinguished Fellow
(1)(2)(4)       at  the  Karl  Eller Center  for the  Study  of  Private
                Market  Economy at the University  of Arizona from  1991
                to  1993;  Financial  Economist   and  Governor  of  the
                Federal  Reserve  System from 1984 to 1991; Director  of
                Xerox Corporation, Kroger Company, Fluor Corporation, and Amerisure; Director of TEP since 1992. Board member since 1992. Age 69.

H. Wilson       Retired  Chairman  of  the Board,  The  Sundt  Companies
Sundt           Inc.; Chairman of the Board and  Chief Executive Officer
(2)(3)          of Sundt Corp, a general  construction contracting firm,
                from  1979 to December 1998,  having served as President
                from  1979  to  1983;  Director of Magma Copper  Company
                from   October  1987  to  January  1996;   Director   of
                Millennium since 1998.  Board member since 1976. Age 68.
---------------
(1) Member of the Nominating Committee. Mr. Aldrich was elected to this Committee effective May 12, 2000.
(2)  Member  of  the  Audit Committee.   Ms. Bilby  served  on  this
     Committee through May 11, 2000.
(3)  Member of the Compensation Committee.
(4) Member of the Finance Committee. Mr. Aldrich was elected to this Committee effective May 12, 2000. Ms. Bilby served on this Committee through May 11, 2000.

             THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THESE NOMINEES.

                                   BOARD INFORMATION

BOARD           In 2000, the Board held a total of six regular  meetings
MEETINGS        and  one  special  meeting.  Each  director  attended at
                least 75% of his or her Board and committee meetings.

BOARD           The  AUDIT  COMMITTEE  selects  and  recommends  to  the
COMMITTEES      Board a firm of independent certified public accountants
                to audit annually our financial statements; reviews and discusses the scope of such audit; receives and reviews the audit reports and recommendations; transmits its recommendations to the Board; reviews our accounting and internal control procedures with our internal audit department from time to time and makes recommendations to the Board for any changes deemed necessary in such procedures; and performs such other functions delegated by the Board. Our Audit committee held four meetings in 2000 and was in full compliance with its written charter. See appendix attached hereto for a copy of the UniSource Energy Corporation Audit Committee of the
                Board of Directors Charter.

                The COMPENSATON COMMITTEE reviews the performance of our directors and officers and makes recommendations to the Board with respect to directors' and officers' compensation. Our Compensation Committee held three meetings in 2000.

                The FINANCE COMMITTEE reviews and recommends to the Board long-range financial policies and objectives and actions required to achieve those objectives. Specifically, the Finance Committee reviews capital and operating budgets, current and projected financial results of operations, short-term and long-range
                financing   plans,  dividend   policy,  risk  management
                activities and major commercial banking, investment banking, financial consulting and other financial relations of UniSource Energy. Our Finance Committee held four meetings in 2000.

                The NOMINATING COMMITTEE interviews potential directors, nominates and recommends to the shareholders and directors, as the case may be, qualified persons to serve as directors. The Nominating Committee held one meeting in 2000. At such times as director vacancies occur, the Nominating Committee will consider written recommendations from shareholders for the Board. The deadline for consideration of recommendations for next year's Annual Meeting of Shareholders is November 30, 2001. Recommendations must include detailed biographical material indicating the candidate's qualifications and a written statement from the candidate of willingness and availability to serve. Recommendations should be directed to the Corporate Secretary, UniSource Energy Corporation, One South Church Avenue, Suite 1820, Tucson, Arizona 85701.

                                 BOARD COMPENSATION

RETAINER        In 2000,  each non-employee director  received a $24,000
AND FEES        annual  cash  retainer,  $1,000  for each Board  meeting
                attended,  $1,000  for each committee  meeting  attended
                and  an  additional  $500  if  acting   as  a  committee
                chairperson. We reimburse directors for any expenses related to their Board service.

OPTION          Non-employee   directors   also  receive    options   to
GRANTS          purchase  2,000  shares of our  common stock  when  they
                become directors and another 2,000 for each year they serve as director thereafter. The exercise price of the options is the fair market value of our shares on the grant date. These are grants of UniSource Energy common stock options under the 1994 Outside Director
                Stock Option Plan which vest in one-third increments on the grant date anniversary and expire in ten years.
                This year, with the exception of Mr. Aldrich, options were granted to each of the directors on January 3, 2000, at an exercise price of $11.00.


                    DIRECTOR COMPENSATION FOR LAST FISCAL YEAR

                                 Cash Compensation               Security Grants
                                 -----------------               ---------------

                                                                        Number of
                                                            Number     Securities
                     Annual Retainer                          of        Underlying
Name (1)               Fee ($) (2)    Meeting Fees ($)(2)   Shares  Options/SARs (3)
--------             ---------------  -------------------   ------  ----------------

Lawrence J. Aldrich       18,000            13,000             -         2,000 (4)
Larry W. Bickle           24,000            31,000             -         2,000
Elizabeth T. Bilby        24,000            29,000             -         2,000
Harold W. Burlingame      24,000            25,000             -         2,000
Jose L. Canchola          24,000            28,000             -         2,000
John L. Carter            24,000            32,000             -         2,000
Daniel W. L. Fessler      24,000            25,000             -         2,000
John A. Jeter             24,000            30,000             -         2,000
R.B. O'Rielly             10,000            14,500             -         2,000
Martha R. Seger           24,000            26,000             -         2,000
H. Wilson Sundt           24,000            21,500             -         2,000
---------------
(1)  Mr. Pignatelli and  Mr. Adler are not  listed in the above  table because directors who are officers of UniSource Energy or salaried employees of its subsidiaries do not receive compensation in their
     capacity  as  members  of  the  Board.  Refer  to   the  Summary
     Compensation Table for information concerning their conpensation.
(2)  Cash  compensation  includes amounts earned but deferred  at  the election of directors.
(3)  Grants  of UniSource Energy common  stock options under  the 1994
     Outside Director Stock Option Plan.
(4)  Mr. Aldrich was granted shares on May 12, 2000, the date on which he became a director, at an exercise price of $15.50.


                     EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF The following table summarizes the compensation and COMPENSATION stock option grants to and stock options/stock
                appreciation  rights   ("SARs")   held  by   our   Chief
                Executive  Officer   and  our  four  other  most  highly
                compensated  executive  officers at  December  31,  2000
                ("Named Executives").


                                      SUMMARY COMPENSATION TABLE

                                                                    Long Term
                                   Annual Compensation         Compensation Awards
                                   -------------------         -------------------

                                                         Restricted     Securities
                                                           Stock        Underlying  All Other
     Name and                                             Awards        Options/   Compensation
Principal Position       Year   Salary ($)   Bonus ($)    ($)(1)        SARs (#)      ($)(2)
------------------       ----   ----------   ---------   ----------    ----------- ------------

James S. Pignatelli      2000    528,462      440,000          -         100,000      7,650
President and                                                             75,000 (3)
Chief Executive          1999    450,008      272,800     1,200,005      114,500      7,200
Officer                  1998    410,050      216,004          -          58,246      7,200

Ira R. Adler             2000    314,423      110,000          -          51,000      7,650
President and                                                             75,000 (3)
Chief Executive          1999    299,988      135,000       225,010       31,800      7,200
Officer (Global          1998    297,614      125,995          -          17,700      7,200
Energy Solutions, Inc.)

Dennis R. Nelson         2000    244,423      112,000          -          40,000      7,650
Senior Vice President    1999    214,769       67,500       225,010       18,200      7,200
and Chief Operating      1998    206,693       72,000          -           8,800      7,200
Officer, Energy
Resources (TEP)

Steven J. Glaser         2000    204,519      115,000          -          40,000      7,650
Senior Vice President    1999    180,000       64,800       283,760       11,450      7,200
and Chief Operating      1998    186,174       54,000          -           8,000      7,200
Officer, Transmission
and Distribution (TEP)

Michael J. DeConcini     2000    159,616      100,000          -          20,000      7,650
Senior Vice President,                                                    20,000 (3)
Strategic Planning and   1999    139,785       35,000       275,319        8,900      7,200
Investments              1998    127,319       37,800          -           4,000      7,080

---------------
(1)  Award amount represents  the fair market value  of the  restricted stock units on the grant date. The restrictions on the 1999 grants
     lapse  50%  on  the  third  anniversary  and 50%   on  the  fourth
     anniversary of the award date.  Recipients are entitled to receive shares of stock after the restrictions have lapsed, but  may elect to defer receipt of such stock to a future period.  The restricted stock units are not entitled to dividends. As of December 31, 2000, based on the closing market price of  UniSource  Energy's stock on that date  of $18.8125 , Mr. Pignatelli  held  100,524  restricted stock units valued at $1,891,108; Mr. Adler held 18,849 restricted stock units valued at $354,597; Mr. Nelson held 18,849  restricted stock units valued at $354,597 ; Mr. Glaser held 23,849 restricted stock units valued at $448,659 ;  and Mr.  DeConcini  held  23,079 restricted stock units valued at $434,174
(2)  All  Other  Compensation   is  comprised   of  UniSource  Energy's
     contributions to the 401(k) Plan.
(3)  Options granted to Mr. Pignatelli,  Mr. Adler and Mr. DeConcini in the common stock of Global Energy Solutions, Inc. ("GES"),  Global
     Solar  Energy, Inc. ("GSE") and  Infinite  Power  Solutions,  Inc.
     ("IPS") pursuant to each company's Stock Incentive Plan. Exercising options in any one of these companies reduces the  relative number of options  available  for exercise  in the  other  two companies.
     UniSource Energy owns 67% of  GES.  GSE  and IPS  are wholly-owned subsidiaries of GES.


STOCK OPTIONS   During 2000,  the Compensation  Committee of  our  Board
GRANTS IN       granted stock options intended to be non-qualified stock
2000            options under the  Internal  Revenue  Code of  1986,  as
                amended, to  officers and  managers.  The  options  have
                exercise  prices equal to the fair  market value  of the
                common stock  at the  date of grant.  The  options  vest
                ratably over a  three-year period.  The aggregate number
                of shares  attributable  to the  2000 grants is  464,000
                (UNS) and 190,000 (GES, GSE and IPS).

                The following table includes our 2000 grants of stock options and SARs to the Named Executives. The amounts shown as potential realizable values rely on arbitrarily assumed increases in value required by the SEC. In assessing those amounts, please note that the ultimate value of the options, as well as the shares, depends on actual future share prices. Market conditions and the efforts of the directors, the officers and others to foster the future success of UniSource Energy and its subsidiaries can influence those future share values.



                                  OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                            Individual Grants

                                                                                   Potential
                                      Percent of                               Realizable Value at
                      Number of    Total Options/                             Assumed Annual Rates
                     Securities          SARs                                   of Stock Price
                     Underlying       Granted to     Exercise                 Appreciation for
                     Options/SARs     Employees       Price      Expiration       Option Term
Name                  Granted (#)  in Fiscal Year     ($/Sh)       Date       5% ($)       10% ($)
----                 ------------  --------------   --------     ----------   ------       -------

James S. Pignatelli     100,000         21.6%        15.2813      08/03/10    961,033      2,435,446
                         75,000 (1)     39.5% (2)     3.2500 (3)  08/03/10    153,293 (4)    388,475 (4)

Ira R. Adler             51,000         11.0%        15.2813      08/03/10    490,127      1,242,077
                         75,000 (1)     39.5% (2)     3.2500 (3)  10/01/10    153,293 (4)    388,475 (4)

Dennis R. Nelson         40,000          8.6%        15.2813      08/03/10    384,413        974,178

Steven J. Glaser         40,000          8.6%        15.2813      08/03/10    384,413        974,178

Michael J. DeConcini     20,000          4.3%        15.2813      08/03/10    192,207        487,089
                         20,000 (1)     10.5% (2)     3.2500 (3)  08/03/10     40,878 (4)    103,593 (4)
---------------
(1)  Options granted to Mr. Pignatelli, Mr. Adler and Mr. Deconcini in
     GES, GSE and IPS pursuant to each company's Stock Incentive Plan.
     Exercising options  in any  one of  the  companies  reduces  the relative  number of  options available  for exercise in the other two companies.
(2)  The percentage of GES, GSE and IPS  options granted  to employees is based  on the total number of GES, GSE and IPS options granted exclusively to UniSource Energy officers and directors.
(3)  The GES  exercise  price is  the  total of  the GSE and  the  IPS exercise prices, which are $2.00 and $1.25 respectively.
(4)  Due to the start-up nature of the operations of GES, GSE and IPS, and the fact there is no readily  available market  price for the common stock of  GES,  GSE and  IPS, these  calculations assume a market  price equal  to the  GES exercise price of  $3.25  at the grant date.


2000 OPTION     The following  table  includes the  number and value  of
AND SAR         exercisable and non-exercisable options and SARs held by
HOLDINGS        the Named Executives as of December 31, 2000.


                                 AGGREGATED OPTION/SAR EXERCISES IN
                       LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES


                                              Number of Securities
                                                   Underlying
                                                   Unexercised       Value of Unexercised
                       Shares                    Options/SARs at         In-the-Money
                      Acquired                 Fiscal Year-End (#)  Options/SARs at Fiscal
                    on Exercise     Value          Exercisable/    Year End ($) Exercisable/
      Name               (#)      Realized ($)    Unexercisable          Unexercisable
      ----          -----------   ------------    -------------    -------------------------

James S. Pignatelli      -            -           123,214/195,748        557,785/915,043
                                                         0/75,000 (1)                0/0 (2)

Ira R. Adler             -            -             61,867/78,100        264,200/337,836
                                                         0/75,000 (1)                0/0 (2)

Dennis R.Nelson          -            -             39,913/55,066        176,984/230,098

Steven J. Glaser         -            -             30,844/50,299        129,361/199,834

Michael J. DeConcini     -            -              9,947/27,266         52,014/113,743
                                                         0/20,000 (1)                0/0 (2)
---------------
(1)  Options granted to Mr. Pignatelli, Mr. Adler  and Mr. Deconcini in the common stock of  GES, GSE  and  IPS pursuant to each company's
     Stock  Incentive  Plan.   Exercising options  in any  one of these
     companies  reduces  the relative  number  of options available for exercise in the other two companies.
(2)  GES, GSE and IPS  options were not in the money as of December 31,
     2000.  Options  are  in the  money  if the  market  value  of  the underlying stock exceeds the exercise price of the option.



PENSION PLANS   The following table shows the estimated annual retirement
                benefit  payable  to participants,  including  the  Named
                Executives,  for the average annual earnings and years of
                service  indicated.   Remuneration  is comprised  of  the
                officers'  average annual compensation  during  the  five
                consecutive   years   of   employment  with  the  highest
                compensation within the last 15 years preceding retirement.
                Compensation is comprised of salary and bonus, as shown on the Summary Compensation Table.

                                          PENSION PLAN TABLE

                                           Years of Service
                        --------------------------------------------------------

  Remuneration ($)        10        15        20        25        30        35
  ----------------        --        --        --        --        --        --
  125,000               54,850    54,850    54,850    54,850    54,850    54,850
  150,000               65,820    65,820    65,820    65,820    65,820    65,820
  175,000               76,790    76,790    76,790    76,790    76,790    76,790
  200,000               87,760    87,760    87,760    87,760    87,760    87,760
  225,000               98,730    98,730    98,730    98,730    98,730    98,730
  250,000              109,700   109,700   109,700   109,700   109,700   109,700
  300,000              131,640   131,640   131,640   131,640   131,640   131,640
  400,000              175,520   175,520   175,520   175,520   175,520   175,520
  450,000              197,460   197,460   197,460   197,460   197,460   197,460
  500,000              219,400   219,400   219,400   219,400   219,400   219,400
  550,000              241,340   241,340   241,340   241,340   241,340   241,340
  600,000              263,280   263,280   263,280   263,380   263,280   263,280
  650,000              285,220   285,220   285,220   285,220   285,220   285,220
  700,000              307,160   307,160   307,160   307,160   307,160   307,160
  750,000              329,100   329,100   329,100   329,100   329,100   329,100
  800,000              351,040   351,040   351,040   351,040   351,040   351,040
  850,000              372,980   372,980   372,980   372,980   372,980   372,980
  900,000              394,920   394,920   394,920   394,920   394,920   394,920
  950,000              416,860   416,860   416,860   416,860   416,860   416,860
1,000,000              438,800   438,800   438,800   438,800   438,800   438,800


                The amount of the pension benefit is equal to a base of 40% of the compensation for 25 years of service, plus 9.7% of such calculated amount. The estimated benefits shown in the Pension Plan Table are straight life annuities not subject to a reduction for any Social Security Benefits. The table also reflects amounts payable under the Excess Benefits Plan which will pay from the general funds of
                UniSource   Energy  the difference, if  any,  between the
                benefits under TEP's pension plan and any benefit payments, which may be limited by federal income tax regulations.

                The credited years of service for UniSource Energy's Named Executives are as follows.

                                                      Credited
                           Name                   Years of Service
                           ----                   ----------------

                           James S. Pignatelli            6
                           Ira R. Adler                  15
                           Dennis R. Nelson              23
                           Steven J. Glaser              11
                           Michael J. DeConcini          12

                  OFFICER CHANGE IN CONTROL AGREEMENTS

Change in         TEP  has  Change  in Control Agreements ("Agreements")
Control           with all of its officers. The Agreements are in effect
Agreements        until  the  latter of: (i) five years after  the  date
were adopted      either  TEP  or  the officer gives  written notice  of
to attract and termination of the Agreement or (ii) if a change in retain quality control occurs during the term of the Agreement, five
management.       years after the change of control. For the purpose  of
                  the Agreements, a change in control includes the acquisition of beneficial ownership of 30% of the common stock of UniSource Energy, certain changes in the UniSource Energy Board of Directors, approval by the shareholders of certain mergers or consolidations, or certain transfers of the assets of UniSource
                  Energy. The Agreements provide that each officer shall be employed by TEP or one of its subsidiaries or affiliates in a position comparable to their current position, with compensation and benefits which are at least equal to their then current compensation and benefits, for an employment period of five years after a change in control (subject to earlier termination due to the officer's acceptance of a position with another company or termination for cause).

                  Following a change in control, in the event that the officer's employment is terminated by TEP (with the exception of termination due to the officer's acceptance of another position or for cause), or if the officer terminates his employment because of a reduction in position, responsibility, salary or for certain other stated reasons, the officer is entitled to severance benefits in the form of: (i) a lump sum payment equal to the present value of three times his salary and bonus compensation; (ii) the present value of the additional amount he would have received under the TEP Retirement Plan if he had continued to be employed for the five-year period after a change in control occurs; and (iii) the present value of any employee awards under the 1994 Omnibus Stock and
                  Incentive Plan or any successor plan, which are outstanding at the time of the officer's termination (whether vested or not), prorated based on length of service. Such officer is also entitled to continue to participate in TEP's health, death and disability benefit plans for five years after the termination. The Agreements further provide that TEP will make a payment to the officer to offset any excise taxes that may become payable under certain conditions. Any payments made in respect of such excise taxes are not deductible. Assuming a change in control occurred on the Record Date which resulted in the immediate termination of the Chief Executive Officer and the other Named Executives, the total payments made by UniSource Energy pursuant to the Agreements would not be expected to exceed $15.7 million.

                  TRANSACTIONS WITH MANAGEMENT AND OTHERS

TUCSON            Millennium   Energy  Holdings,   Inc., a subsidiary of
COMMUNITY         UniSource  Energy,   has  made  a  $5 million  capital
VENTURES L.L.C.   commitment  to  Tucson Community Ventures,  L.L.C.,  a
                  venture capital fund. Mr. Aldrich, a member of our Board, owns the company that manages the fund.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

LEBOEUF, LAMB     The law firm  of LeBoeuf, Lamb, Greene & MacRae L.L.P.
GREENE &          has  provided  certain  legal services  to  UniSource
MACRAE L.L.P.     Energy.  Mr. Fessler,  a member  of  our  Compensation
                  Committee, is an equity owner of that firm. The arrangements with that firm are competitive with those of other law firms serving us.

HADDINGTON        Millennium  Energy  Holdings, Inc.,  a  subsidiary  of
ENERGY            UniSource Energy, has been  authorized by its Board of
PARTNERS          Directors to invest $15 million, in aggregate,  over a
II L.P.           three-  to  five-year  period  in   Haddington  Energy
                  Partners  II  L.P.   Mr.  Bickle,   a  member  of  our
                  Compensation Committee, is the managing director of Haddington Ventures L.L.C., the general partner of Haddington Energy Partners II L.P.

          COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

THE COMMITTEE     The   Compensation   Committee   of  the   Board  (the
                  "Compensation Committee") is responsible for developing
                  and administering  executive compensation policies and
                  programs  for  UniSource  Energy  and  TEP and  making
                  recommendations to the  Board with respect thereto. In
                  2000,  the Compensation  Committee  was  comprised  of
                  six independent  outside  directors.  The Compensation
                  Committee  determines  the  compensation of  UniSource
                  Energy's  executive officers, including Mr. Pignatelli
                  and the other  Named Executives, and sets policies for
                  and reviews  the  compensation  awarded to  other  key
                  members  of  management.  UniSource  Energy  applies a
                  consistent   philosophy   to   compensation  for   all
                  executive employees, including the Named Executives.

OVERALL           UniSource Energy's executive compensation policies and
OBJECTIVES        programs   generally  are  intended  to   relate   the
                  compensation of employees to the success of  UniSource
                  Energy  and  the corresponding creation of shareholder
                  value  to attract, retain and motivate executives  and
                  key    employees    with   competitive    compensation
                  opportunities.

EXECUTIVE         We  review  executives'  pay each  year.  Compensation
COMPENSATION      depends   on   many   factors,  including   individual
GENERALLY         performance  responsibilities, future  challenges  and
                  objectives and the executive's potential contribution to our future success. We also look at UniSource
                  Energy's financial performance and the compensation levels at comparable companies.

                  UniSource Energy's 2000 compensation program consisted of three components:

                     -  base salary;
                     -  short-term incentive compensation; and
                     -  long-term incentive compensation.

BASE SALARY       The  base salary component of compensation is intended
                  to   be  competitive  with  that  paid  by  comparable
                  companies  in  the energy industry. In developing  the
                  compensation   program,  the  Compensation   Committee
                  retained   an   external  consultant  to   conduct   a
                  competitive  analysis  of pay for  UniSource  Energy's
                  officer  group. In conducting its analysis  for  2000,
                  the  consultant  used two comparator  groups:  (i)  an
                  energy   group  consisting  of  12  gas  and  electric
                  utilities with revenues from $.6 to $4.6 billion;  and
                  (ii)  a  group of 27 public  companies  in  the energy
                  industry, for utility specific jobs and a mixed  group
                  of energy and general industry  for  jobs not specific
                  to the  utility industry,  with  revenues  from $.5 to
                  $3.1  billion.   The  Compensation  Committee believes
                  the  companies  in  the  comparator  groups are a more
                  appropriate comparison for  UniSource  Energy than the
                  Edison Electric 100  companies used in the Performance
                  Graph  on  page 20,  because  the type of business and
                  annual  revenues  of  the  companies  included  in the
                  survey   are   more   closely   related  to  those  of
                  UniSource Energy and the companies  in  the comparator
                  groups  represent  primary  competitors  to  UniSource
                  Energy for top-level management personnel. The external
                  data  from  companies in  the  comparator  groups  was
                  used  to   develop  a  market  compensation  for  each
                  executive  position.  "Market  compensation" refers to
                  the  median salary  for executives  in  the comparator
                  groups.   Base   salaries   for   UniSource   Energy's
                  executive officers, including  Mr. Pignatelli  and the
                  other Named Executives, were set at market compensation
                  levels   in  January  2000,   in  recognition  of  the
                  increasingly  competitive environment  in the electric
                  industry  and the  need  to  continue  to  attract and
                  retain highly qualified executives and  the  fact that
                  a substantial  portion  of  each   executive's   total
                  compensation  package  is  "at-risk,"  based  on   the
                  achievement of certain corporate goals. See Short-Term
                  Incentive   Compensation   and   Long-Term   Incentive
                  Compensation below.

SHORT-TERM        The  Board  adopted  a Short-Term  Incentive  Plan  to
INCENTIVE         provide   compensation   for  meeting   or   exceeding
COMPENSATION      specified  objectives designed to  contribute  to  the
                  attainment  of UniSource Energy's long-term  strategic
                  plan.  Under  the  Short-Term Incentive  Plan,  target
                  award   levels  are  set  as  a  percentage  of   each
                  participant's  base salary.  In 2000, the target award
                  levels for our executive  officers ranged from 30%-60%
                  of  base salary.  Awards  for  Mr. Pignatelli  and the
                  remaining  executive  officers  are  determined by the
                  Board  based  on  the  accomplishment   of  previously
                  established  individual  goals  and   contribution  to
                  business results. Based  on the foregoing factors, the
                  Compensation   Committee   made  awards  to  executive
                  officers of the Company  ranging from  30%  to 80%  of
                  base salary.   Incentive  compensation  awarded to Mr.
                  Pignatelli and the other Named Executives is set forth in the preceding Summary Compensation Table.

LONG-TERM         UniSource Energy's long-term incentive compensation is
INCENTIVE         intended to attract and retain quality employees  over
COMPENSATION      the  long  term in a manner that directly aligns  them
                  with shareholder interests.

                  At the recommendation of the Compensation Committee, the Board of Directors unanimously adopted, and at
                  the   1994   Annual   Meeting  of  Shareholders,   the
                  shareholders   approved  the  Tucson  Electric   Power
                  Company 1994 Omnibus Stock and Incentive Plan. On August 3, 2000, the Compensation Committee issued non-qualified stock options ("NQSOs") to all executive officers of UniSource Energy including Mr. Pignatelli and the other Named Executives. In calculating the level of awards to the other executive officers, the Compensation Committee considered the above analysis of executive compensation for comparative companies. Based on such analysis, the Compensation Committee awarded Mr. Pignatelli NQSOs with a total value equal to 125% of his base salary. The total value of stock options issued to the other Named Executives ranged from 75% to 140% of base salary. The number of shares covered by the stock option grant to Mr. Pignatelli was 100,000 (UNS) and 75,000 (GES, GSE and IPS). The Compensation Committee did not consider the number of options previously granted or outstanding.

                  In 2000, the Compensation Committee issued awards of restricted stock units to two executive officers. Restricted stock units represent the right to receive UniSource Energy stock following the expiration of a stated period of time and were issued to retain key
                  management   personnel.    Executives   who   received
                  restricted stock awards in 2000 are entitled to receive one-half of the awarded stock on March 6, 2003 and the remaining half on March 6, 2004, provided they are then still employed by UniSource Energy or its subsidiaries.

TAX CODE          The  Compensation Committee does not presently have  a
CONCERNS          policy  regarding  qualifying  compensation  paid   to
                  executive  officers  for deductibility  under  Section
                  162(m) of the Internal Revenue Code of 1986, as amended.

CONCLUSION        We  believe Mr. Pignatelli and his executive team have
                  provided  outstanding service to UniSource Energy.  We
                  will   work   to  assure  the  executive  compensation
                  programs continue to meet our strategic goals as well as the overall objectives discussed above.

                                    Respectfully submitted,

                                    THE COMPENSATION COMMITTEE

                                    H. Wilson Sundt, Chair
                                    Larry W. Bickle
                                    Elizabeth T. Bilby
                                    Harold W. Burlingame
                                    Jose L. Canchola
                                    John A. Jeter

                                AUDIT COMMITTEE REPORT

THE COMMITTEE     The  Audit  Committee  is  made  up  of  non-employee,
                  financially  literate,  directors who are independent,
                  as defined in the applicable  New  York Stock Exchange
                  listing  standards.  Several   members  of  the  Audit
                  Committee  have   accounting  or   related   financial
                  management expertise.  The Board  previously adopted a
                  written  charter for the Audit Committee.  On July 14,
                  2000, the Board approved amendments to the charter. The
                  Audit Committee Charter is included as an appendix  to
                  this Proxy Statement.  The Committee has complied with
                  its  charter   including   the  requirement   to  meet
                  periodically  with   UniSource   Energy's  independent
                  auditors,  our  Internal  Audit Department,   and  our
                  management  to   discuss   the auditors'  findings and
                  other financial and accounting matters.

                  In connection with our December 31, 2000 financial statements, the Audit Committee has (i) reviewed and
                  discussed  the   audited  financial  statements   with
                  management; (ii) discussed with PricewaterhouseCoopers, LLP, our independent auditor, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Sec. 380); (iii) received from PricewaterhouseCoopers, LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with
                  Audit    Committees);   and   iv)  discussed      with
                  PricewaterhouseCoopers, LLP its independence.

                  The   following   table    details    fees    paid  to
                  PricewaterhouseCoopers, LLP for  professional services
                  during  the  year  2000.   The   Audit  Committee  has
                  considered whether the provision of services to us by PricewaterhouseCoopers, LLP, beyond those rendered in connection with their audit and review of our financial
                  statements,   is compatible   with   maintaining their
                  independence as auditors.

                                   Financial Information
                                   System Design and              All
                    Audit Fees     Implementation Fees        Other Fees
                    ----------     -------------------        ----------
                     $322,847               -                   $234,060

                  Based on all of its activities during the year, the Audit Committee recommended to the Board that the financial statements for 2000 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

                                     Respectfully submitted,

                                     THE AUDIT COMMITTEE

                                     John A. Jeter, Chair
                                     Larry W. Bickle
                                     Harold W. Burlingame
                                     John L. Carter
                                     Martha R. Seger
                                     H. Wilson Sundt

                            PERFORMANCE GRAPH
           Comparison of Cumulative Three-Year Total Return Among
               UniSource Energy, Standard & Poor's 500 Index
             and EEI Index of 100 Investor-Owned Utilities (1)

The graph showing on the hard copy represents the comparison of three year cumulative total return between UniSource Energy Corporation, the S&P 500 Index, and EEI Index of 100 investor-owned utilities. The graph's X-axis shows the years 1997 to 2000, and the Y-axis shows dollar values from 50 to 200. The data points are connected by lines with the following markers:
UniSource Energy - triangles; S&P 500 Index - diamonds; EEI Index of 100 investor-owned utilities - squares. The datapoints are as follows:



                          1997       1998       1999       2000
                          ----       ----       ----       ----

UniSource Energy
Corporation               $100       $74        $62        $106

S&P 500 Index             $100      $129       $156        $141

EEI Index of 100
Investor-owned
Utilities                 $100      $114        $93        $137

--------------------

(1)  Assumes $100 invested on December 31, 1997  in UniSource Energy
     common stock, S&P Index and EEI Index.   It is assumed that all
     dividends are reinvested in stock at the frequency paid and the returns  of  each  component  peer  group issuer  are  weighted according  to the issuer's  stock  market capitalization at the beginning of the period.

     Data and Calculations              1998       1999      2000
     ---------------------              ----       ----      ----

     S & P 500 Total Return Change     28.58%     21.04%    -9.10%
     EEI Index - 100 Electrics         13.89%    -18.60%    47.97%
     UniSource Energy Change          -25.52%    -17.13%    71.80%



                        SUBMISSION OF SHAREHOLDER PROPOSALS

GENERAL Rule 14a-4 of the SEC's proxy rules allows us to use discretionary voting authority to vote on a matter coming before an annual meeting of the shareholders, which was not included in our Proxy Statement (if we do not have notice of the matter at least 45 days before the date on which we first mailed our proxy materials for the prior year's annual meeting of the
                  shareholders).    In  addition,  we   may   also   use
                  discretionary voting authority if we receive timely notice of such matter (as described in the preceding sentence) and if, in the Proxy Statement, we describe the nature of such matter and how we intend to exercise our discretion to vote on it. Accordingly, for our 2002 Annual Meeting of Shareholders, any such notice must be submitted to the Corporate Secretary of UniSource Energy on or before February 13, 2002.

We must           This requirement  is separate and apart from the SEC's
receive your      requirements that a shareholder  must meet in order to
shareholder       have  a  shareholder  proposal included  in our  Proxy
proposals by Statement. Shareholder proposals intended to be November 30, presented at our 2002 Annual Meeting of Shareholders
2001.             must be received by us no later than November 30, 2001
                  in order  to  be  eligible  for inclusion in our Proxy
                  Statement and the form of proxy relating to that meeting. Direct any proposals, as well as related questions, to the undersigned.

                                  OTHER BUSINESS

                  The Board knows of no other matters for consideration at the Meeting. If any other business should properly arise, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment.

                  Additional copies of our 2000 Annual Report on form 10-K may be obtained by shareholders, without charge, upon written request to Library and Resource Center, UniSource Energy Corporation, 3950 East Irvington Road, Mail Stop RC114, P.O. Box 711, Tucson, Arizona 85702.
                  You   may  also  obtain our   SEC filings through the
                  Internet at www.sec.gov.


                                      By order of the Board of Directors.

                                      /s/ Vincent Nitido, Jr.
                                      Vincent Nitido, Jr.
                                      Corporate Secretary

                         PLEASE VOTE - YOUR VOTE IS IMPORTANT

                                                              APPENDIX

                                                              Amended
                                                              July 14, 2000

                            UNISOURCE ENERGY CORPORATION
                            ----------------------------

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                   -----------------------------------------

                                     CHARTER
                                     -------


 1.  COMPOSITION
     -----------

     The Audit Committee of the Board of Directors (the "Committee") consists of not less than five non-employee Directors appointed annually by the Board. No Director who accepts any compensation other than fees for Board service and no Director who is not completely independent of management and the Corporation shall be appointed. The Board shall designate one of the Committee members as Chairman of the Committee. Each member of the Committee shall be financially literate, and one member shall have accounting or financial management expertise.

 2.  MEETINGS
     --------

     The Committee will hold at least four regular meetings each year, and such additional meetings as it may deem necessary. Additional meetings will be called by the Chairman of the Committee. The agendas for the regular meetings shall include all items necessary to complete the duties of the Committee as set forth herein. In addition to the Committee members and the Secretary, the Chairman of the Board, Chief Executive Officer and President and other members of management, internal audit and representatives of the independent auditors may attend as appropriate.

 3.  RULES OF PROCEDURE
     ------------------

     The Committee will determine its own rules of procedure with respect to how its meetings are to be called, as well as the place and time.

 4.  COMPENSATION
     ------------

     Each member will be paid such fees as may be established from time to time by the Board for service on the Committee, and will be reimbursed for travel expenses incurred by attendance at meetings.

 5.  COMMITTEE SECRETARY
     -------------------

     The Secretary of the Committee will be the Assistant Corporate Secretary of the Company (or such other representative of management as the Committee may designate) and not be a member of the Committee. The Secretary will attend all meetings and maintain minutes, advise members of all meetings called, arrange with the Chairman or other convening authority for preparation and distribution of the agenda for each meeting, and carry out other functions as may be assigned from time to time by the Committee. At such meetings where attendance by a Company representative is not appropriate, the Chairman shall act as secretary of the meeting or appoint another member of the Committee to act as secretary of such meetings.

 6.  QUORUM
     ------

     A majority of the total membership of the Committee will constitute a quorum.

 7.  RESPONSIBILITIES
     ----------------

     The Committee is to assist the Board in discharging its duties and responsibilities regarding financial accounting, reporting and internal controls. To ensure independence and assure adequate consideration of audit recommendations the Corporate General Auditor reports directly to the Chairman of the Committee.

 8.  SPECIFIC DUTIES OF THE COMMITTEE
     --------------------------------

     a) Select and evaluate a firm for recommendation to the Board for the Board to engage as the Company's independent auditor and, where appropriate, to replace such firm.

     b) Review the independent auditor's compensation, the proposed terms of its engagement, and its independence.

     c) Ensure that the auditors understand that they are ultimately accountable to the Board of Directors and the Committee, as representatives of the stockholders.

     d) Annually   receive   a   written  statement  from  the  auditors
        delineating all relationships between the auditor and the Company.

     e) Review the appointment, replacement, reassignment or dismissal of the Company's General Auditor.

     f) Review and approve the internal audit department charter.

     g) Serve as a channel of communication between the independent auditor and the Board and between the Company's General Auditor and the Board to maintain the best allocation of available resources.

     h) Review the results of each independent audit, including any qualifications in the independent auditor's opinion, any related management letter, management's response to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal and independent auditors that are material to the Company as a whole, and management's response to those reports.

     i) Review  the  Company's  annual   financial  statements  and  any
        significant disputes between management and the independent auditor that arose in connection with the preparation of those financial statements. (The Committee does not review interim financial reports before they are published, because our independent auditors review such reports and issue written reports on their reviews, and because of the tight preparation and distribution schedule of such reports.)

     j) Discuss with the independent auditor the quality (not just the acceptability) of the Company's application of Generally Accepted Accounting Principles (GAAP), including a discussion of such issues as the clarity of the financial disclosures and the degree of aggressiveness or conservatism of the Company's application of GAAP.

     k) Review management and General Auditor reports on the adequacy of the Company's internal controls established by management to provide, among other things, reasonable assurance that the Company's publicly reported financial statements are presented fairly in conformity with GAAP.

     l) Consider  major  changes  and  other  major  questions of choice proposed by management regarding the appropriate auditing practices to be followed by the Company's internal audit staff and accounting principles and practices to be followed when preparing the Company's financial statements.

     m) Review  the  procedures  employed  by the  Company  in preparing
        published   financial   statements   and   related    management
        commentaries.

     n) Meet periodically with management to review the Company's major financial risk exposure, and the measures taken to reduce such risk.

     o) Annually  review  the   Company  policy  on a  Corporate Code of
        Conduct and compliance therewith.

     p) Annually   review  this  Audit  Committee  Charter  and make any
        necessary changes.

     q) Annually review  travel and  entertainment  expenses of officers
        and  directors.  Include   in  this   review  a  discussion   of
        perquisites.

     r) Annually perform an evaluation of the Committee, its members, functions and performance.

 9.  EXECUTIVE SESSION
     -----------------

     At all meetings of the Committee, sufficient opportunity shall be made available for the internal and independent auditors to meet with the Committee members in executive session without management present.

10.  RESPONSIBILITIES OF THE CHAIRMAN
     --------------------------------

     The  Chairman   of  the  Committee   will  present  the  Committee's
     recommendations  to  the   Board  for its  approval and periodically
     provide the Board, for its information, with a summary of the Committee's determinations and approvals.

11.  RESPONSIBILITIES OF THE CHIEF EXECUTIVE OFFICER
     -----------------------------------------------

     The Chief Executive Officer of the Company will advise and make recommendations to the Committee and, in the normal course, attend all meetings of the Committee.

12.  OTHER AUTHORITY
     ---------------

     The Committee may call upon any person including employees of the Company or its subsidiaries, knowledgeable in matters discussed by the Committee, for information and counsel, provided, however, the Committee shall not retain independent counsel or advisors without the consent of the Board.

                                                             APPENDIX B
                                                     FORM OF PROXY CARD


                                UNISOURCE ENERGY

                              Two New Ways to Vote

                         VOTE BY INTERNET OR TELEPHONE

                         24 Hours a Day - 7 Days a Week
                            It's Fast and Convenient


INTERNET
--------
http://proxy.shareholder.com/uns


--  Go to the website address listed above.

--  Have your proxy card ready.

--  Enter your Control Number located in the box below.

--  Follow the simple instructions on the website.

                         OR


TELEPHONE
---------
1-800-574-7048


--  Use any touch-tone telephone.

--  Have your proxy card ready.

--  Enter your Control Number located in the box below.

--  Follow the simple recorded instructions.

                         OR


MAIL
----

--  Mark, sign and date your proxy card.

--  Detach your proxy card.

--  Return your proxy card in the postage-paid envelope provided.



Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you have submitted your proxy by the Internet or telephone there is no need for you to mail back your proxy card.

                                                1-800-574-7048
                                                CALL TOLL-FREE TO VOTE

                                                -----------------------------

                                                       CONTROL NUMBER
                                                FOR INTERNET/TELEPHONE VOTING
                                                -----------------------------

THE INTERNET AND TELEPHONE VOTING FACILITIES WILL BE AVAILABLE UNTIL 5:00 P.M. E.S.T. ON MAY 10, 2001.



  DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE
-------------------------------------------------------------------------------

                         (FORM OF PROXY CARD - FRONT)


The Board of Directors Recommends a Vote FOR the following proposal:

1. Election of Directors

FOR all nominees      WITHHOLD AUTHORITY to vote      *EXCEPTIONS   [ ]
listed below          for all nominees listed
[ ]                   below  [ ]

Nominees: 01-Ira R. Adler,  02-Lawrence J. Aldrich,  03-Larry W. Bickle,
          04-Elizabeth T.Bilby, 05-Harold W. Burlingame, 06-Jose L. Canchola, 07-John L. Carter, 08-Daniel W. L. Fessler, 09-James S. Pignatelli, 10-Martha R. Seger, 11-H. Wilson Sundt

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below).


*Exceptions -------------------------------------------------------------------

                                                  If you agree to access
                                                  our Annual Report and Proxy
                                                  Statement electronically in
                                                  the future, please mark this
                                                  box.  [ ]



                                                  Change of Address and
                                                  or Comments Mark Here   [ ]


                                        PLEASE  SIGN  EXACTLY AS NAME APPEARS
                                        HEREON. When shares are held by joint
                                        tenants  in common   or  as community
                                        property, both should sign.  When
                                        signing as attorney, executor,
                                        administrator, trustee, guardian or
                                        custodian, please give full title as
                                        such. If a corporation, please sign in
                                        corporate name by President or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.  Receipt is hereby
                                        acknowledged  of  Notice  of  Annual
                                        Meeting, Proxy Statement and the 2000
                                        Annual Report.

                                        Dated:                          2001
                                              ------------------------,

                                        ------------------------------------
                                                  Signature

                                        ------------------------------------
                                                  Signature


                                        Votes MUST be indicated
                                        (x) in Black or Blue ink. [X]


Please Sign, Date and Return the Proxy
Promptly Using the Enclosed Envelope.

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PLEASE DETACH HERE
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope
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               The Presidio Plaza Hotel, soon to be a Radisson Hotel,
               is located at 181 West Broadway. From the freeway, head east on Congress. The hotel is located one and a half blocks east of the freeway on the south side of Broadway (when heading east, Congress turns into Broadway).


                     [A street map showing the location of
                  the annual shareholders meeting is set forth
                                in this area.]



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                         (FORM OF PROXY CARD - BACK)


                         UNISOURCE ENERGY CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors of the Company for
                  the Annual Meeting to be held May 11, 2001

                                  P R O X Y

   The undersigned hereby appoints James S. Pignatelli and Kevin P. Larson, and each of them, with the power of substitution, to represent and to vote on behalf of the shareholder all shares of Common Stock which the shareholder is entitled to vote at the Annual Meeting of Shareholders scheduled to be held in the Presidio Plaza Hotel, soon to be a Radisson Hotel, 181 West Broadway, Tucson, Arizona, on May 11, 2001, and at any adjournments thereof, with all powers the shareholder would possess if personally present and particularly with respect to Item 1 and in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

                      (Continued, and to be dated and signed on reverse side.)

                                                 UNISOURCE ENERGY CORPORATION
                                                 C/O THE BANK OF NEW YORK
                                                 P.O. BOX 11030
                                                 NEW YORK, N.Y. 10203-0030